© 2014 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
February 6, 2014
Earnings Webcast & Conference Call
Second Quarter 2014
Exhibit 99.2

Forward-Looking Statements

This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be" and other words of similar meaning, are forward-looking statements. In particular, information appearing in the "Fiscal Year 2014 Financial Guidance" section are forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the "2013 Annual Report"), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2013 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge's reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge's services with favorable pricing terms; changes in laws and regulations affecting Broadridge's clients or the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients' customer information; the failure of Broadridge's outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge's systems or error in the performance of Broadridge's services; overall market and economic conditions and their impact on the securities markets; Broadridge's failure to keep pace with changes in technology and demands of its clients; Broadridge's ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Explanation of the Company's Use of Non-GAAP Financial Measures

In certain circumstances, results have been presented that are not generally accepted accounting principles measures ("Non-GAAP") and should be viewed in addition to, and not as a substitute for, the Company's reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company's actual performance. Accompanying this presentation is a reconciliation of these Non-GAAP measures to the comparable GAAP measures.

Use of Material Contained Herein

The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.

Broadridge

1

Today’s Agenda
Opening Remarks Rich Daly, President and CEO
Second Quarter and YTD 2014 Michael Liberatore,
Highlights and Segment Results
Acting Principal Financial Officer
Summary Rich Daly, President and CEO
Q&A Rich Daly, President and CEO
Michael Liberatore,
Acting Principal Financial Officer
Closing Remarks Rich Daly, President and CEO

Financial Highlights
Recurring revenue growth momentum continues
Q2 Recurring revenue was up 9% (YTD 10%)
Primarily due to Net New Business (closed sales less client losses) and internal growth
Q2 Event-driven fees were flat (YTD were up $9M primarily from mutual fund proxy activities)
Q2 Non-GAAP diluted Earnings Per Share (EPS) of $0.25 was up 47%
Record YTD Non-GAAP diluted EPS of $0.64 was up 83%
Q2 GAAP diluted EPS of $0.22 was up 69% (YTD $0.58 was up 115%)
Primarily due to increased revenues and improved productivity from strategic initiatives
Raising fiscal year 2014 guidance
7-8% recurring revenue growth (4-5% total revenue growth)
$2.15-2.25 Non-GAAP diluted EPS ($2.03-2.13 GAAP diluted EPS)
Free cash flow of $300M (at mid-point of range)

Closed Sales Performance
Q2 Recurring revenue closed sales were up 13% (YTD 12%)
Recurring revenue closed sales were $23M compared to $20M in the prior year (YTD $38M compared to $34M)
Historically, first half closed sales of less than $5M contribute a lower amount than second half to the full year
No large transactions of $5M or greater
Sales pipeline remains very strong
Continued momentum across both segments which includes Emerging and
Acquired (E&A) products and the jointly launched Accenture Post-Trade
Processing Platform
Reaffirming fiscal year 2014 recurring revenue closed sales guidance of
$110-150M
Achievement of this range requires closing $20-40M of large transactions of
$5M or greater
Anticipate closing at least one large transaction and would be disappointed if this did not occur during this fiscal year

Key Updates
Current favorable market-based activities continue to positively impact internal growth
Expect equity and Interim position growth to remain in a positive and stable range
Trade volumes and Post-sale activity are less predictable and expect growth to continue for remainder of the year
We anticipate that the mean of event-driven revenues over the next years will remain relatively stable
Positioning our E&A portfolio for long term growth
Acquisitions on track to generate ~$210M in fee revenue with ~$65M in EBITDA (Non-GAAP) in fiscal year 2014
•
Actively seeking strategic tuck-in acquisitions that meet our investment criteria
•
Will be disappointed if we are not able to close additional strategic tuck-in acquisitions this year
E&A products approaching 50% of recurring revenue closed sales in FY14
Increasing strategic investments across the three key macro-trends
Digital transformation of investor communications
Cost/Capability mutualization
Intelligence created from our unique data
Total investments of $28 million or approximately $0.14 impact to EPS
NYSE EBIP regulations and new proxy distribution fees live for meetings that have record dates on or after January 1, 2014

Key Financial Drivers
2Q 2Q YTD Actual FY14
FY14 FY14 FY13
Range
Growth Drivers as a % of Recurring Revenue
Closed Sales (Recurring)
7% 8% 6% 7%
Client Losses
(3%) (3%) (1%) (3%)
Net New Business
4% 5% 5% 4%
Internal Growth
(a)
4% 4% (1%) 2-3%
Organic Growth
8% 9% 4% 6-7%
Acquisitions
1% 1% 0% 1%
Total Recurring Revenue Growth
9% 10% 4% 7-8%
Growth Drivers as a % of Total Revenue
Recurring Revenue
6% 6% 3% 4-5%
Event-Driven
(b)
0% 1% 1% 0%
Distribution
(c)
0% 1% 2% 0%
FX/Other
0% 0% 0% 0%
Total Revenue Growth
6% 8% 6% 4-5%
EBIT Margin (Non-GAAP)
9.4% 11.7% 14.8% 16.5-17.1%
EPS (Non-GAAP)
$0.25 $0.64 $1.88 $2.15-2.25
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting, Fulfillment, and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Interim Communications
(c) Distribution includes pass-through fees from Matrix

Recurring/Growth (Non-GAAP)	Revenue/Growth	EBIT/Growth (Non-GAAP)	Margin/Growth (Non-GAAP)
Q2:	$170M / 11%	$346M / 6%	$21M / 25%	6.0% / 100 bps
Q2 YTD:	$345M / 11%	$722M / 8%	$62M / 41%	8.5% / 190 bps
FY14:	$923 to $931M / 8 to 9%	$1,832 to $1,848M / 4 to 5%	$335 to $344M / 11 to 14%	18.3% to 18.6% / 110 - 140bps

Broadridge

Segment Results & Forecast –
Investor Communication Solutions
Q2 and YTD recurring revenue growth driven by continued higher than expected internal growth from market-based activities (Interims and Post-sale) and expected Net New
Business
Raising full year recurring revenue guidance as favorable market-based activities
(fulfillment, interims and equity stock record position growth) are expected to continue
Increasing event-driven fee revenue guidance to be in-line with the prior year (expecting mutual fund proxy “new normal” activity level of 14-19% of estimated total beneficial positions)
Margin improvements for Q2, YTD and expected full year reflects operating leverage
Client revenue retention rate remains at 99%
Recurring revenue closed sales of $16M for Q2 ($26M YTD) and reaffirming guidance of
$60-70M (range does not include transactions of $5M or greater)

Q2 and YTD revenues increased due to Net New Business and
higher than expected trade activity
Reaffirming high-end of full year revenue range of 5% growth
(narrowed low end to 4%) as current trade volumes are expected to continue
Strong margin expansion for Q2, YTD, and expected full year
driven by operating leverage and greater than expected
productivity improvements
Reaffirming full year recurring revenue closed sales range of $30-
40M (range does not include transactions of $5M or greater)
Revenue/Growth
EBIT/Growth (Non-GAAP)
Margin/Growth (Non-GAAP)
Q2: $174M / 6% $35M / 73% 19.9% / 770 bps
Q2 YTD: $343M / 8% $66M / 126% 19.3% / 1000 bps
FY14: $687 to 695M / 4 to 5% $117 to 125M / 38 to 47% 17.0% to 18.0% / 410 to 510 bps
Segment Results & Forecast –
Securities Processing Solutions

Summary
Record first half diluted EPS with both segments contributing
Recurring revenue continues to be strong led by Net New Business
Recurring closed sales pipeline is very strong and growing
Positive impact from favorable market-based activities
Strong client revenue retention rate of 98%
Raising fiscal year 2014 guidance
7-8% recurring revenue growth (4-5% total revenue growth)
$2.15-2.25 Non-GAAP diluted EPS ($2.03-2.13 GAAP diluted EPS)
Free cash flow of $300M (at mid-point of range)
Strong business model includes stable recurring revenue with slight internal growth, consistent closed sales results, plus E&A execution driving top quartile performance
Well known and highly respected brand in providing investor communications and securities processing solutions
Both segments contributing to top and bottom line results
Stable recurring revenue and slight internal growth
Strong and reliable free cash flows
Best suited to benefit from three strategic disruptive macro-trends
Proven ability to create diversity of growth opportunities in all markets through our E&A product portfolio
Ongoing journey to sustainable top quartile performance with momentum
Paying meaningful dividend currently targeting 40% payout ratio
Reinvesting in our business with a focus on 3 key macro-trends and strategic tuck-in acquisitions
Opportunistic share repurchases to offset dilution and reduce share count
All of the above while maintaining investment grade credit rating
Highly engaged associates aligned to service profit chain
Recognized as one of the Best Companies to Work for in New York State for the
seventh consecutive year

10 Q&A There are no slides during this portion of the presentation

11 Closing Comments There are no slides during this portion of the presentation

12 Appendix

YTD	FY14 Range	
	2Q14	2Q14	Low	High
Corporate Expenses	$(11)M	$(14)M	$(51)M	$(49)M
Interest Expense, net	$(6)M	$(12)M	$(25)M	$(25)M
FX - P&L - Revenue	$1M	$1M	$10M	$10M
- EBIT	$5M	$9M	$16M	$16M
- Transaction Activity	$(1)M	$1M	$1M	$1M

Broadridge

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate
Expenses:
Increased full year guidance range as expenses are
expected to be in line with growth in the business and increased strategic investments
Interest Expense,
net:
Reflects higher interest rate from previous year due to
refinancing of term loan with senior fixed-rate notes

Revenue					Earnings			
FY13 Q2	FY14 Q2	FY13 Q2 YTD	FY14 Q2 YTD		FY13 Q2	FY14 Q2	FY13 Q2 YTD	FY14 Q2 YTD
$327	$346	$666	$722	ICS	$16	$21	$44	$62
3%	6%	6%	8%	◄ *Growth % / Margin %* ►	5.0%	6.0%	6.6%	8.5%
$164	$174	$318	$343	SPS	$20	$35	$29	$66
2%	6%	-1%	8%	◄ *Growth % / Margin %* ►	12.2%	19.9%	9.3%	19.3%
$491	$520	$984	$1,065	**Total Segments**	$37	$55	$73	$128
3%	6%	4%	8%	***Margin %***	7.4%	10.6%	7.4%	12.0%
$0	($0)	$0	($0)	Other [a]	($8)	($11)	($15)	($14)
$3	$1	$5	$1	FX [b]	$3	$4	$6	$10
$493	$521	$989	$1,066	**Total Broadridge (Non-GAAP)** [a]	$32	$49	$65	$124
3%	6%	3%	8%	◄ ***Growth % / Margin %*** ►	6.5%	9.4%	6.6%	11.7%
				Interest & Other	($4)	($6)	($7)	($12)
				Acquisition Amortization and Other Costs [c]	$6	$6	$11	$11
				Total EBT (Non-GAAP) [d]	$34	$48	$69	$123
				Margin %	6.9%	9.3%	7.0%	11.6%
				Income taxes	($12)	($17)	($25)	($44)
				Tax Rate	36.0%	35.4%	36.0%	35.7%
				Total Net Earnings (Non-GAAP) [d]	$22	$31	$44	$79
				Margin %	4.4%	6.0%	4.5%	7.4%
				Acquisition Amortization and Other Costs [c]	($4)	($4)	($7)	($7)
				Restructuring Charges [e]	($2)	$0	($3)	$0
				Non-GAAP Items (Net of Taxes)	($6)	($4)	($10)	($7)
				Total Net Earnings (GAAP)	$16	$28	$34	$72
				Margin %	3.2%	5.3%	3.4%	6.8%
				Diluted Shares	125.5	124.1	126.3	123.6
				Diluted EPS (Non-GAAP) [d]	$0.17	$0.25	$0.35	$0.64
				Diluted EPS (GAAP)	$0.13	$0.22	$0.27	$0.58

Broadridge

Broadridge Q2 and YTD FY14
(a)  FY13 Q2 excludes Restructuring Charges of $4M (after tax $2M, or $0.01 EPS impact). FY13 Q2 YTD excludes Restructuring Charges of $4M (after tax $3M, or $0.02 EPS impact).
(b)  Includes impacts of FX P&L and FX transaction activity.
(c)  Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d)  FY13 Q2 excludes Restructuring Charges of $4M (after tax $2M, or $0.01 EPS impact) and Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.03 EPS impact).
FY13 Q2 YTD excludes Restructuring Charges of $4M (after tax $3M, or $0.02 EPS impact) and Acquisition Amortization and Other Costs of $11M (after tax $7M, or $0.06 EPS impact).
FY14 Q2 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.03 EPS impact) and FY14 Q2 YTD excludes Acquisition Amortization and Other Costs of $11M (after tax $7M, or $0.06 EPS impact).
(e)  FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.

Revenue FY13 Actual	Revenue FY14 Range Low	Revenue FY14 Range High	($ in millions)	Earnings FY13 Actual	Earnings FY14 Range Low	Earnings FY14 Range High
$1,760	$1,832	$1,848	ICS	$302	$335	$344
8%	4%	5%	◄ *Growth % / Margin %* ►	17.2%	18.3%	18.6%
$661	$687	$695	SPS	$85	$117	$125
1%	4%	5%	◄ *Growth % / Margin %* ►	12.9%	17.0%	18.0%
$2,421	$2,519	$2,544	**Total Segments**	$387	$452	$470
6%	4%	5%	***Margin %***	16.0%	17.9%	18.5%
$0	$0	$0	Other [(a)]	($44)	($51)	($49)
$10	$10	$10	FX [(b)]	$15	$17	$17
$2,431	$2,529	$2,554	**Total Broadridge (Non-GAAP)** [(a)]	$359	$417	$437
6%	4%	5%	◄ ***Growth % / Margin %*** ►	14.8%	16.5%	17.1%
			Interest & Other	($15)	($25)	($25)
			Acquisition Amortization and Other Costs [(c)]	$24	$23	$23
			Total EBT (Non-GAAP) [(d)]	$367	$414	$434
			Margin %	15.1%	16.4%	17.0%
			Income taxes	($131)	($148)	($155)
			Tax Rate	35.7%	35.7%	35.7%
			Total Net Earnings (Non-GAAP) [(d)]	$236	$266	$279
			Margin %	9.7%	10.5%	10.9%
			Acquisition Amortization and Other Costs [(c)]	($15)	($15)	($15)
			Restructuring Charges [(e)]	($9)	$0	$0
			Non-GAAP Items (Net of Taxes)	($24)	($15)	($15)
			Total Net Earnings (GAAP)	$212	$252	$265
			Margin %	8.7%	10.0%	10.4%
			Diluted Shares	125	124	124
			Diluted EPS (Non-GAAP) [(d)]	$1.88	$2.15	$2.25
			Diluted EPS (GAAP)	$1.69	$2.03	$2.13

Recurring Closed Sales		
	FY14 Range	
Segments	**Low**	**High**
ICS (<$5M)	$60	$70
SPS (<$5M)	$30	$40
Large Deals (≥$5M)	$20	$40
Total	**$110**	**$150**

Broadridge

Broadridge FY14 Guidance
(a) FY13 excludes Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact).
(b) Includes impacts of FX P&L and FX Transaction Activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY13 excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact), Restructuring Charges of $20M (after tax $13M, or
$0.10 EPS impact) and a one time tax credit of $4M (or $0.03 EPS impact). FY14 guidance excludes Acquisition Amortization and Other Costs of $23M (after tax
$15M or $0.12 EPS impact).
(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and outsource certain processing related to our decktop applications and one-time tax credit.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

Cash Flow –YTD FY14 Results and FY14 Forecast
Six Months Ending
December 2013 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from operations (GAAP) 72 $                             252 $            265 $
Depreciation and amortization (includes other LT assets) 46                                 100               110
Stock-based compensation expense 15                                 33                  35
Other (4)                                  (5)                   5
Subtotal 129                              380               415
Working capital changes (40)                               (5)                   5
Long-term assets & liabilities changes 2                                   (35)                (35)
Net cash flow (used in) provided by operating activities 91                                 340               385
Cash Flows From Investing Activities
Capital expenditures and software purchases (31)                               (65)                (60)
Free cash flow (Non-GAAP)
60 $                             275 $            325 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (38)                               (38)                (38)
Stock repurchases net of options proceeds (2)                                  (2)                   (2)
Proceeds from borrowing net of debt repayments (1)                                  (1)                   (1)
Dividends paid (47)                               (96)                (96)
Other 2                                   (5)                   5
Net change in cash and cash equivalents (26)                               133               193
Cash and cash equivalents, at the beginning of year 266                              266               266
Cash and cash equivalents, at the end of period 240 $                           399 $            459 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
FY14 Range
(a)
Free Cash Flow - Non-GAAP
Unaudited
($ millions)

Recurring Revenue Closed Sales to Revenue
Contribution
($ in millions)
Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY14 FY14 FY14
ICS (less than $5M deals) $60-70 ~$45-55 ~$60-70
~Contribution to recurring revenue growth ~6%
SPS (less than $5M deals) $30-40 ~$50-55 ~$70-90
~Contribution to recurring revenue growth ~8%
Total deals (less than $5M) $90-110 ~$95-110 ~$130-160
~Contribution to recurring revenue growth 7-8%
Large Deals ($5M or greater) $20-40 $0 ~$20-40
~Contribution to recurring revenue growth
Total Recurring Revenue Closed Sales
$110-150 ~$95-110 ~$150-200
~Contribution to recurring revenue growth 7-8%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales expected to convert to revenue in future years.

($ in millions) Recurring Fee Revenues	FY08	FY09	FY10	FY11	FY12	FY13	CAGR FY08-FY13	Forecast FY14
ICS	$ 567	$ 594	$ 632	$ 720	$ 798	$ 850	8%	$923-931
Growth	*7%*	*5%*	*6%*	*14%*	*11%*	*7%*		*8-9%*
SPS	$ 534	$ 559	$ 536	$ 594	$ 655	$ 661	4%	$687-695
Growth	*1%*	*5%*	*-4%*	*11%*	*10%*	*1%*		*4-5%*
Total Recurring Fee Revenues	**$ 1,101**	**$ 1,153**	**$ 1,168**	**$ 1,313**	**$ 1,453**	**$ 1,511**	**7%**	**$1,609-1,626**
Growth	*4%*	*5%*	*1%*	*12%*	*11%*	*4%*		*7-8%*
Event-Driven	$ 200	$ 180	$ 257	$ 135	$ 132	$ 156	-5%	$154-157
Growth	*-1%*	*-10%*	*43%*	*-47%*	*-2%*	*18%*		*(1)-1%*
Distribution	$ 808	$ 757	$ 781	$ 704	$ 704	$ 755	-1%	$755-760
Growth	*-2%*	*-6%*	*3%*	*-10%*	*0%*	*7%*		*0-1%*
Other/FX	$ 22	$ (17)	$ 4	$ 14	$ 14	$ 10		~$10
Total Revenues	**$ 2,131**	**$ 2,072**	**$ 2,209**	**$ 2,167**	**$ 2,304**	**$ 2,431**	**3%**	**$2,529-2,554**
Growth	*3%*	*-3%*	*7%*	*-2%*	*6%*	*6%*		*4-5%*
Small (<$5M)	$ 65	$ 80	$ 66	$ 66	$ 108	$ 103	10%	**$90-110**
Large (=>$5M)	$ 17	$ 15	$ 53	$ 47	$ 12	$ 18		**$20-40**
Recurring Closed Sales	$ 82	$ 95	$ 119	$ 113	$ 120	$ 121	8%	**$110-150**
Growth	*30%*	*16%*	*25%*	*-5%*	*6%*	*0%*		*-9-+24%*

($ in millions) Event-Driven Fee Revenues [a]	FY08	FY09	FY10	FY11	FY12	FY13	CAGR FY08-FY13	Forecast FY14
Mutual Fund Proxy	$ 92	$ 55	$ 150	$ 39	$ 28	$ 43	-14%	$50-53
Mutual Fund Supplemental	$ 49	$ 58	$ 48	$ 44	$ 47	$ 58	3%	$49
Contest/ Specials/ Other Communications	$ 59	$ 67	$ 59	$ 52	$ 57	$ 54	-2%	$55
Total Event-Driven Fee Revenues	**$ 200**	**$ 180**	**$ 257**	**$ 135**	**$ 132**	**$ 156**	-5%	**$154-157**
Growth	*-1%*	*-10%*	*43%*	*-47%*	*-2%*	*18%*		*1%*
Recurring Distribution Revenues [b]	$ 580	$ 567	$ 564	$ 573	$ 597	$ 629	2%	$639-645
Growth	*-2%*	*-2%*	*-1%*	*2%*	*4%*	*5%*		*2-3%*
ED Distribution Revenues [b]	$ 228	$ 190	$ 217	$ 131	$ 107	$ 126	-11%	~$115
Growth	*0%*	*-17%*	*14%*	*-39%*	*-18%*	*17%*		*(8)%*
Total Distribution Revenues	**$ 808**	**$ 757**	**$ 781**	**$ 704**	**$ 704**	**$ 755**	-1%	~$755-760
Growth	*-2%*	*-6%*	*3%*	*-10%*	*0%*	*7%*		*0 -1%*

Broadridge

Revenues and Closed Sales FY08-FY13
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues from event-driven distribution to recurring distribution and Matrix pass-through administrative services revenues from recurring fee to recurring distribution.

Reconciliation of EPS Guidance	2Q13 Actual	2Q14 Actual	YTD13 Actual	YTD14 Actual	FY11 Actual	FY12 Actual	FY13 Actual	FY14 Range Low	FY14 Range High
Diluted EPS (Non-GAAP)	$0.17	$0.25	$0.35	$0.64	$1.47	$1.67	$1.88	$2.15	$2.25
Acquisition Amortization and Other Costs	($0.03)	(0.03)	($0.06)	(0.06)	($0.10)	($0.12)	($0.12)	(0.12)	(0.12)
Restructuring and Impairment Charges, net	($0.01)	0.00	($0.02)	0.00	$0.00	($0.45)	($0.07)	0.00	0.00
IBM Migration costs	$0.00	0.00	$0.00	0.00	($0.03)	($0.12)	$0.00	0.00	0.00
Diluted EPS (GAAP)	$0.13	$0.22	$0.27	$0.58	$1.34	$0.98	$1.69	$2.03	$2.13

Reconciliation of EBT Guidance (a) ($ in millions)	2Q13 Actual	2Q14 Actual	YTD13 Actual	YTD14 Actual	FY11 Actual	FY12 Actual	FY13 Actual	FY14 Range Low	FY14 Range High
Total EBT (Non-GAAP)	$34	$48	$69	$123	$295	$331	$367	$414	$434
Margin %	6.9%	9.3%	7.0%	11.6%	13.6%	14.4%	15.1%	16.4%	17.0%
Acquisition Amortization and Other Costs	($6)	($6)	($11)	($11)	($19)	($25)	($24)	($23)	($23)
Restructuring and Impairment Charges, net	($4)	$0	($4)	$0	$0	($81)	($20)	$0	$0
IBM Migration costs	$0	$0	$0	$0	($6)	($25)	$0	$0	$0
Total EBT (GAAP)	$25	$43	$53	$112	$270	$201	$323	$392	$412
Margin %	5.0%	8.2%	5.4%	10.5%	12.4%	8.7%	13.3%	15.5%	16.1%

(a) Details may not sum to totals due to rounding

Broadridge

Reconciliation of Non-GAAP to GAAP Measures Free Cash Flow - Non-GAAP Unaudited ($ millions) 19

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
2Q13 2Q14 YTD FY13 YTD FY14 Type
Proxy
Equities 25.3 $              24.4 $              50.9 $             50.4 $             RC
Stock Record Position Growth 4% 1% 1% 1%
Pieces 20.8 20.0 41.1 41.5
Mutual Funds 9.1 $                 10.7 $              15.6 $             26.5 $             ED
Pieces 15.4 15.5 23.6 35.9
Beneficial Proxy Activity as a % of Est Total Market
Contests/Specials 2.0 $                 2.4 $                 5.0 $               6.6 $               ED
Pieces 1.9 2.4 4.6 6.8
Total Proxy 36.4 $              37.5 $              71.5 $             83.5 $
Total Pieces 38.1 37.9 69.3 84.2
Notice and Access Opt-in % 75% 74% 61% 66%
Suppression % 59% 58% 57% 58%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 31.5 $              39.0 $              63.3 $             77.8 $             RC
Position Growth 11% 13% 10% 12%
Pieces 153.2 187.5 303.9 361.0
Mutual Funds (Supplemental Prospectuses) & Other 9.1 $                 7.8 $                 23.8 $             20.0 $             ED
Pieces 46.2 35.7 121.6 107.5
Total  Interims 40.6 $              46.8 $              87.1 $             97.8 $
Total Pieces 199.4 223.2 425.5 468.5
Transaction
Transaction Reporting/Customer Communications 37.9 $              35.8 $              78.5 $             71.9 $             RC
Reporting
Fulfillment
Fulfillment 31.9 $              36.2 $              65.1 $             76.1 $             RC
Emerging, Acquired
Emerging/Acquired (a) 26.4 $              34.9 $              52.2 $             69.1 $             RC
and Other
Other (b) 7.5 $                 7.1 $                 15.6 $             15.5 $             ED
Total Emerging, Acquired and Other 33.9 $              42.0 $              67.8 $             84.6 $
Total Fee Revenues 180.7 $            198.3 $            370.0 $            413.9 $
Total Distribution Revenues (c) 146.1 $            147.6 $            296.3 $            308.2 $
Total Revenues as reported -GAAP 326.8 $            345.9 $            666.3 $            722.1 $            FY14 Forecast Ranges FY14 Plan Ranges
Low High
Total RC Fees 153.1 $            170.3 $            310.1 $            345.3 $            923 $      931 $
% RC Growth 5% 11% 7% 11% 8% 9%
Total ED Fees 27.6 $              28.0 $              59.9 $             68.6 $
Low High
Sales 4% 5% 5% 5% 6% 6%
Key
Losses -1% -1% -1% -2% -2% -2%
Revenue
Net New Business 3% 4% 4% 3% 4% 4%
Drivers
Internal growth 1% 6% 2% 6% 3% 4%
(Recurring)
Recurring (Excluding Acquisitions) 4% 10% 6% 9% 7% 8%
Acquisitions 0% 1% 0% 2% 1% 1%
Total Recurring 4% 11% 6% 11% 8% 9%
Low High
Key
Recurring, Net (d) 2% 5% 3% 5% 4% 5%
Revenue
Event-Driven 0% 0% 1% 1% 0% 0%
Drivers
Distribution 1% 1% 2% 2% 0% 0%
(Total)
TOTAL 3% 6% 6% 8% 4% 5%
(a) Emerging and Acquired includes fee revenues from acquisitions (i.e. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, and Bonaire) and the portfolio of emerging products (i.e. TaxServices, Vote Recommendations, and Class Actions).
(b) Other includes other event-driven fee revenues such as corporate actions and development.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.
(d) Recurring, Net includes contribution from Net New Business, Internal Growth, and Acquisitions
~$156

SPS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Note: Outsourcing is now included in Other Equity Services
2Q13 2Q14 YTD FY13 YTD FY14 Type
Equity
Transaction-Based Equity Trades 31.1 $         33.4 $         61.1 $         65.9 $         RC
Internal Trade Volume 792                934                786                913
Internal Trade Growth -6% 18% -13% 16%
Trade Volume (Average Trades per Day in '000) 860                953                844                931
Non-Transaction Other Equity Services 107.1          111.4          205.6 $       219.4 $       RC
Total Equity 138.1 $       144.9 $       266.7 $       285.3 $
Fixed Income
Transaction-Based Fixed Income Trades 13.6 $         14.5 $         27.5 $         29.2 $         RC
Internal Trade Volume 293                293                294                296
Internal Trade Growth -1% 0% 0% 1%
Trade Volume (Average Trades per Day in '000) 293                297                294                299
Non-Transaction Other Fixed Income Services 12.0 $         14.7 $         23.5 $         28.3 $         RC
Total Fixed Income 25.6 $         29.2 $         51.0 $         57.5 $
Total Net Revenue as reported - GAAP 163.8 $       174.1 $       317.7 $       342.8 $       FY14 Ranges
Low High
Sales 5% 9% 4% 10% 8% 8%
Losses -2% -4% -2% -3% -4% -3%
Key
Net New Business 3% 5% 2% 7% 4% 5%
Revenue
Internal growth -1% 1% -5% 1% 0% 0%
Drivers
Acquisitions 0% 0% 2% 0% 0% 0%
TOTAL 2% 6% -1% 8% 4% 5%

Proxy

Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company's proxy materials.

Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., business combinations in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.

Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

Transaction Reporting

Transaction Reporting– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.

Fulfillment

Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Emerging, Acquired and Other Communications

Emerging – Refers to the services provided by our emerging products portfolio (e.g. Tax Services, Vote Recommendations, and Class Actions).

Acquired – Refers to the services provided by our acquisitions portfolio (e.g. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, and Bonaire).

Other – Refers primarily to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as tender offer transactions.

Broadridge

22 Broadridge ICS Definitions